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                                                                    Exhibit 10.2
                                 AMENDMENT NO. 1
                                       TO
                              EMPLOYMENT AGREEMENT

         This Agreement, dated as of March 18, 1999 is between Mortgage Portfolio Services, Inc., a Delaware corporation (the "COMPANY"), and James E. Hinton (the "EMPLOYEE").

                                    RECITALS

         a. The Company and the Employee are parties to a certain Employment Agreement dated as of December 1, 1996 (the "AGREEMENT").

         b. The parties desire to amend the Agreement as hereinafter provided.

         NOW THEREFORE, the parties hereby agree as follows:

         1. Section 1 of the Agreement is hereby amended to change the termination date of the "Employment Period" from March 18, 1999 to March 18, 2001.

         2. Section 2 of the Agreement is hereby amended by changing the amount stated therein as the Employee's salary from $175,000 per year to $225,000 per year.

         3. Except as amended hereby, the Employment Agreement remains in full force and effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties have signed this Agreement as of the date and year first above written.

THE COMPANY:                                                  THE EMPLOYEE:

MORTGAGE PORTFOLIO SERVICES, INC.


By:      /s/ Alan Ferree                                /s/ James E. Hinton
    -----------------------------                  -----------------------------
    Alan Ferree                                    James E. Hinton
    Vice President